SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 14, 2018

Date of Report

(Date of Earliest Event Reported)

GLOBAL DIVERSIFIED MARKETING GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55889	82-3707673
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

4042 Austin Boulevard, Suite B

Island Park, New York 11558

(Address of principal executive offices) (zip code)

800-550-5996

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01	Changes in Registrant's Certifying Accountant

The Board of Directors of Global Diversified Marketing Group Inc. has determined not to continue with the Registrant's accountants and to engage a different accounting firm with whom they are familiar. On November 13, 2018 the former accountants, KCCW Accountancy Corp., Los Angeles, California, were dismissed.

The prior accountant's audit report on the financial statements for the year ended December 31, 2017, contains a note as to the Company's ability to continue as a going concern. The note indicated that the Company's continuation as a going concern is dependent on its ability to raise equity financing or merge with another entity..

In connection with the audits of the Company's financial statements for the year ended December 31, 2017 and the period reviewed January 1, 2018 to June 30, 2018, there were no disagreements with the former accountants, KCCW Accountancy Corp., on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports.

The Registrant has provided KCCW Accountancy Corp. with a copy of this disclosure and requested that they furnish a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from KCCW Accountancy addressed to the U.S. Securities and Exchange Commission is filed as an Exhibit to this Current Report on Form 8-K.

On November 14, 2018, (the "Engagement Date"), the Company engaged BF Borgers CPA PC, registered, Certified Public Accountants, as its independent registered public accounting firm. The decision to engage BF Borgers as the Company's independent registered public accounting firm was approved by the Company's Board of Directors.

The address of BF Borgers CPA PC is:

5400 West Cedar Avenue

Lakewood, Colorado 80226

During the period January 1, 2018 and through the Engagement Date, the Company, nor any one on its behalf, did not consult with BF Borgers CPA PC in regard to the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's Financial Statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01	EXHIBITS

16.1	Letter from former certifying public accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Date: November 16, 2018	/s/ Paul Adler
Paul Adler
President